                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                             _________________________


                                     FORM 8-K/A

                                 AMENDMENT NO. 1 TO
                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                              _______________________


     Date of Report
     (Date of earliest
     event reported):    July 1, 1998



                            Northland Cranberries, Inc.
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)



          Wisconsin                     0-16130             39-1583759
     ------------------------------   ---------------   -----------------
     (State or other jurisdiction   (Commission File     (IRS Employer
         of incorporation)               Number)        Identification No.)



                         800 First Avenue South P.O. Box 8020
                       Wisconsin Rapids, Wisconsin  54495-8020
             ----------------------------------------------------------
             (Address of principal executive offices including zip code)

                                    (715) 424-4444
                           -------------------------------
                           (Registrant's telephone number)

          The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated July 1, 1998 to provide in its entirety as follows:

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The Report of Independent Certified Public Accountants, the balance sheet at June 30, 1997, the statement of income and cash flows for the year ended June 30, 1997 and related notes thereto of Minot Food Packers, Inc., a New Jersey corporation ("Minot"), are incorporated by reference herein from the registrant's Registration Statement on Form S-3, (Reg. No. 333-53173), filed on May 20, 1998.

     The following financial statement information of Minot is provided herein:

          Unaudited Balance Sheet at March 31, 1998

          Unaudited Statements of Income for the Nine Months Ended March 31, 1998 and 1997

          Unaudited Statements of Cash Flows for the Nine Months Ended March 31, 1998 and 1997

          Note to Unaudited Financial Statements

(b)  PRO FORMA FINANCIAL INFORMATION.

     The following pro forma financial statement information of the registrant and Minot is provided herein:

          Unaudited Consolidated Pro Forma Condensed Balance Sheet at May 31,
          1998

          Unaudited Consolidated Pro Forma Condensed Statements of Operations for the Nine Months Ended May 31, 1998 and 1997

          Notes to Unaudited Consolidated Pro Forma Condensed Financial
          Statements

                        MINOT FOOD PACKERS, INC.

                         UNAUDITED BALANCE SHEET
                           AS OF MARCH 31, 1998

                                                                MARCH 31,
                                                                  1998
 Current assets:
      Accounts receivable:
           Trade, net of allowance for
             doubtful accounts $105,612                        $ 1,967,797
           Related parties                                          70,535
      Inventories                                                8,434,368
      Prepaid expenses and other current
        assets                                                     239,956
      Deferred income taxes                                         17,772
                                                               -----------
                Total current assets                            10,730,428
                                                               -----------

 Property, plant and equipment, net                              8,620,995
                                                               -----------

 Other assets:
      Deferred costs, net of accumulated
        amortization of $319,800                                   474,814
      Deferred financing costs, net of
        accumulated amortization of $87,884                        169,462
      Cash surrender value of life insurance                        17,853
                                                               -----------
                Total other assets                                 662,129
                                                               -----------

                Total assets                                   $20,013,552
                                                               -----------
                                                               -----------


 Current liabilities:
      Notes payable, bank                                       $2,868,842
      Checks issued against future deposits                      1,661,316
      Accounts payable                                           3,058,605
      Current maturities of long-term debt                       2,297,297
      Current maturities of subordinated debt                       18,244
      Accrued expenses                                             470,844
                                                               -----------
                Total current liabilities                       10,375,148
                                                               -----------


 Other liabilities
      Long-term debt, net of current
        maturities                                               6,798,895
      Subordinated debt, net of current
        maturities                                                 521,606
      Deferred income taxes                                        106,171
                                                               -----------
                Total other liabilities                          7,426,672
                                                               -----------

                Total liabilities                               17,801,820
                                                               -----------

 Stockholder's equity:
      Common stock, no par value
           Authorized 5,000 shares
           Issued 2,440 shares                                           0
      Additional paid-in capital                                   489,933
      Retained earnings                                          5,056,222
                                                               -----------
                                                                 5,546,155
 Less treasury stock, at cost, 2,196.5 shares                   (3,334,423)
                                                               -----------
                Total stockholder's equity                       2,211,732
                                                               -----------
                Total liabilities and
                  stockholder's equity                         $20,013,552
                                                               -----------
                                                               -----------

                                   3

                                    MINOT FOOD PACKERS, INC.

                                 UNAUDITED STATEMENTS OF INCOME
                            NINE MONTHS ENDED MARCH 31, 1998 AND 1997

                                          MARCH 31,                 MARCH 31,
                                            1998                      1997
 Net sales                              $31,035,577                $32,493,235
 Cost of products sold                   24,524,634                 26,260,326
                                        -----------                -----------
                                          6,510,943                  6,232,909

 Operating expenses:
       Selling                            2,475,735                  1,797,602
       Brokerage                            630,504                    723,419
       General and
         administrative                   1,602,145                  1,839,165
                                        -----------                -----------
             Total operating
               expense                    4,708,384                  4,360,186
                                        -----------                -----------

 Income from operations                   1,802,559                  1,872,723
                                        -----------                -----------


 Other income (expense):
       Interest expense                    (855,016)                  (798,463)
       Miscellaneous income                  43,241                     40,950
                                        -----------                -----------
 Other (expense), net                      (811,775)                  (757,513)
                                        -----------                -----------

 Net income before taxes                    990,784                  1,115,210
 Income tax expense                          88,399                          0
                                        -----------                -----------

 Net income                                $902,385                 $1,115,210
                                        -----------                -----------
                                        -----------                -----------

                              MINOT FOOD PACKERS, INC.

                         UNAUDITED STATEMENTS OF CASH FLOWS
                     NINE MONTHS ENDED MARCH 31, 1998 AND 1997

                                                             MARCH 31,       MARCH 31,
                                                               1998            1997
 Operating activities
       Net income                                           $902,385        $1,115,211
       Adjustments to reconcile net income to net cash
       provided by operating activities
             Depreciation and amortization                   669,836           715,000
             Amortization of intangibles                      64,550           110,000
             Deferred income taxes                            88,399                 0
             Change in operating assets and
               liabilities
                   (Increase) decrease in accounts
                     receivable                              352,194          (358,340)
                   (Increase) in inventories              (1,129,034)         (564,796)
                   (Increase) decrease in accounts
                     receivable, related party                49,215          (119,750)
                   (Increase) in prepaid expenses           (150,049)         (155,648)
                   (Increase) in deferred costs             (154,122)           (4,151)
                   (Increase) in accounts payable           (270,074)       (2,014,530)
                   (Increase) decrease in accrued
                     expenses                               (165,068)          123,991
                   Decrease in checks issued against
                     future deposits                         632,962         1,358,331
                                                         -----------        ----------
 Net cash provided by operating activities                   891,194           205,318
                                                         -----------        ----------

 Investing activities
       Purchases of property, plant and equipment           (486,707)         (426,059)
       Increase in cash surrender value of life
         insurance                                                 0            (2,055)
                                                         -----------        ----------

 Net cash provided by (used in) investing activities        (486,707)         (428,114)
                                                         -----------        ----------

 Financing activities
       Advances on note payable, bank                     29,080,227        30,020,432
       Repayments of note payable, bank                  (28,721,809)      (29,489,548)
       Principal payments on long-term debt                 (750,490)         (297,765)
       Principal payments on subordinated debt               (12,415)          (10,323)
                                                         -----------        ----------
 Net cash provided by (used in) financing activities        (404,487)          222,796
                                                         -----------        ----------

 Change in cash                                                    0                 0

 Cash, beginning of period                                         0                 0
                                                         -----------        ----------
 Cash, end of period                                               0                 0
                                                         -----------        ----------
                                                         -----------        ----------

 Supplemental disclosure of cash information
       Cash paid during the year for interest               $845,622          $789,369
                                                         -----------        ----------
                                                         -----------        ----------

                            MINOT FOOD PACKERS, INC.
                     NOTE TO UNAUDITED FINANCIAL STATEMENTS


     The financial statements included herein have been prepared by the Company without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the Company, the foregoing statements contain all adjustments necessary to present fairly the financial position of the Company as of March 31, 1998, and its results of operations and cash flows for the nine month periods ended March 31, 1998 and 1997.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements can be read in conjunction with the financial statements and the notes thereto included in the Company's latest audit report.

                  UNAUDITED CONSOLIDATED PRO FORMA
                  CONDENSED FINANCIAL STATEMENTS

     The following unaudited consolidated pro forma condensed balance sheet combines the consolidated condensed balance sheet of Northland as of May 31, 1998 and the condensed balance sheet of Minot as of March 31, 1998. The following unaudited consolidated pro forma condensed statements of operations combine the consolidated condensed statements of operations of Northland for the year ended August 31, 1997 and for the nine months ended May 31, 1998, with the condensed statements of Minot for the year ended June 30, 1997 and the nine months ended March 31, 1998, as if the transactions had occurred beginning September 1, 1996 and September 1, 1997. The pro forma information is based on the historical financial statements of Northland and Minot, giving effect to the transaction under the purchase method of accounting, and the assumptions and adjustments in the accompanying notes to the pro forma consolidated condensed financial statements.

     The unaudited pro forma consolidated condensed balance sheet and the pro forma consolidated condensed statements of operations have been prepared by Northland management based upon the financial statements of Northland and Minot for the periods indicated.

     The pro forma net income per common share, the pro forma consolidated condensed operations statements and the pro forma consolidated condensed balance sheet data are presented for informational purposes only and are not necessarily indicative either of what the Company's actual results of operations would have been after giving effect to the assumptions referred to above or of the Company's future consolidated financial position or results of operations.

            NORTHLAND CRANBERRIES, INC AND MINOT FOOD PACKERS, INC. UNAUDITED CONSOLIDATED PRO FORMA CONDENSED BALANCE SHEET
                               MAY 31, 1998

                                   ASSETS

                                               Historical
                                       ----------------------------
                                          Northland      Minot          Pro Forma
                                       May 31, 1998  March 31, 1998   Adjustments(a)  Pro Forma
                                       ------------  --------------   --------------  ---------
Current assets:
  Cash and cash
     equivalents                        $    241,650                                $    241,650
  Accounts and note
     receivable                           10,789,197  $ 2,038,332  $   (70,535)(d)    12,756,994
  Inventories                             41,231,034    8,434,368                     49,665,402
  Prepaid expenses                         2,304,301      239,956                      2,544,257
  Deferred income taxes                    3,035,486       17,772      (17,772)(d)     3,035,486
                                        ------------  -----------  -----------      ------------
    Total current assets                  57,601,668   10,730,428      (88,307)       68,243,789

Property and equipment, net              139,223,842    8,620,995   (8,620,995)(b)   151,423,842
                                                                     9,200,000 (b)
                                                                     3,000,000 (b)
Investments and other assets               3,150,003      662,129   18,062,328 (c)    21,212,331
                                                                      (662,129)(d)
                                        ------------  -----------  -----------      ------------
    Total assets                        $199,975,513  $20,013,552  $20,890,897      $240,879,962
                                        ------------  -----------  -----------      ------------
                                        ------------  -----------  -----------      ------------

                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Note payable, bank                    $          0  $ 2,868,842 $ (2,868,842)(d)  $          0
  Advances against future
     deposits                                           1,661,316   (1,661,316)(d)             0
  Accounts payable                         4,575,520    3,058,605                      7,634,125
  Accrued liabilities                      5,370,645      470,844                      5,841,489
  Current portion of
     long-term obligations                 3,844,000    2,315,541   (2,315,541)(d)     3,844,000
                                        ------------  -----------  -----------      ------------

     Total current liabilities            13,790,165   10,375,148   (6,845,699)       17,319,614

Long-term obligations                    100,400,342    7,320,501   (7,320,501)(d)   100,400,342

Deferred income taxes                      9,811,671      106,171     (106,171)(d)     9,811,671
                                        ------------  -----------  -----------      ------------

     Total liabilities                   124,002,178   17,801,820 (14,272,371)       127,531,627
  Shareholder's equity                    75,973,335    2,211,732  (2,211,732)(d)    113,348,335
                                                                    2,000,000 (e)
                                                                   35,375,000 (f)
                                        ------------  -----------  -----------      ------------

     Total liabilities and
     shareholder's equity               $199,975,513  $20,013,552  $20,890,897      $240,879,962
                                        ------------  -----------  -----------      ------------
                                        ------------  -----------  -----------      ------------

      See notes to unaudited consolidated pro forma financial statements.

         NORTHLAND CRANBERRIES, INC. AND MINOT FOOD PACKERS, INC.
        UNAUDITED CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                         YEAR ENDED AUGUST 31, 1997

                                                  HISTORICAL
                                       ------------------------------
                                         NORTHLAND
                                          FISCAL      MINOT FISCAL
                                        YEAR ENDED    YEAR ENDED
                                         AUGUST 31,    JUNE 30,      PRO FORMA
                                            1997         1997       ADJUSTMENTS(a)          PRO FORMA
                                         -----------  -----------   -------------          -----------
Revenues                                 $47,374,827  $41,652,039                          $89,026,866
Cost of sales                             23,170,154   33,709,956     $ (902,264) (g)       57,045,328
                                                                        (141,219) (h)
                                                                         657,143  (i)
                                                                         100,000  (j)
                                                                         451,558  (k)
                                         -----------  -----------    -----------           -----------
Gross profit                              24,204,673    7,942,083       (165,218)           31,981,538
Costs and expenses:
  Selling, general and administrative     15,963,109    5,629,752                           21,592,861
  Interest                                 4,493,104    1,131,461     (1,131,461) (l)        4,493,104
                                         -----------  -----------    -----------           -----------
Total costs and expenses                  20,456,213    6,761,213     (1,131,461)           26,085,965
                                         -----------  -----------    -----------           -----------
Income before income taxes                 3,748,460    1,180,870        966,243             5,895,573
Income taxes                               1,516,000                     842,000  (m)        2,358,000
                                         -----------  -----------    -----------           -----------
Net income                               $ 2,232,460  $ 1,180,870    $   124,243           $ 3,537,573
                                         -----------  -----------    -----------           -----------
                                         -----------  -----------    -----------           -----------

Weighted average shares outstanding       13,736,906      136,986(e)   2,688,070            16,561,962
Net income per share-basic                     $0.16                                             $0.21
                                         -----------                                       -----------
                                         -----------                                       -----------
Weighted average shares outstanding
  assuming dilution                       14,308,845      136,986(e)   2,688,070            17,133,901
Net income per share-diluted                   $0.16                                             $0.21
                                         -----------                                       -----------
                                         -----------                                       -----------

    See notes to unaudited consolidated pro forma financial statements.

             NORTHLAND CRANBERRIES, INC. AND MINOT FOOD PACKERS, INC. UNAUDITED CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                         NINE MONTHS ENDED MAY 31, 1998

                                               HISTORICAL
                                        -------------------------
                                         NORTHLAND
                                            NINE       MINOT NINE
                                        MONTHS ENDED  MONTHS ENDED      PRO FORMA
                                        MAY 31, 1998 MARCH 31, 1998    ADJUSTMENTS(a)     PRO FORMA
                                        ------------ -------------     -------------     ------------
Revenues                                 $75,144,603  $31,078,818                         $106,223,421
Cost of sales                             40,711,828   24,524,634        $(669,835) (g)     65,106,428
                                                                           (64,550) (h)
                                                                           328,572  (i)
                                                                            50,000  (j)
                                                                           225,779  (k)
                                         -----------  -----------        ---------        ------------
Gross profit                              34,432,775    6,554,184          130,034          41,116,993
Costs and expenses:
  Selling, general and administrative     28,061,413    4,708,384                           32,769,797
  Interest                                 5,303,206      855,016         (855,016) (l)      5,303,206
                                         -----------  -----------        ---------        ------------
      Total costs and expenses            33,364,619    5,563,400         (855,016)         38,073,003
                                         -----------  -----------        ---------        ------------
Income before income taxes                 1,068,156      990,784          985,050           3,043,990
Income taxes                                 452,000       88,399          775,000  (m)      1,315,399
                                         -----------  -----------        ---------        ------------
Net income                               $   616,156  $   902,385        $ 210,050        $  1,728,591
                                         -----------  -----------        ---------        ------------
                                         -----------  -----------        ---------        ------------

Weighted average shares outstanding       13,860,516      136,986(e)     2,688,070  (f)     16,685,572
Net income per share-basic                     $0.04                                             $0.10
                                         -----------                                      ------------
                                         -----------                                      ------------
Weighted average shares outstanding
  assuming dilution                       14,320,594      136,986(e)     2,688,070          17,145,650
Net income per share-diluted                   $0.04                                             $0.10
                                         -----------                                      ------------
                                         -----------                                      ------------

        See notes to unaudited consolidated pro forma financial statements.

              NORTHLAND CRANBERRIES, INC. AND MINOT FOOD PACKERS, INC.

                NOTES TO UNAUDITED CONSOLIDATED PRO FORMA CONDENSED
                                FINANCIAL STATEMENTS

 (a) Reflects those adjustments necessary to record the acquisition of substantially all of the assets and the assumption of certain liabilities of Minot.

 (b) Reflects the removal of Minot property and equipment and records the estimated value of property and equipment as determined by Northland.

 (c) Reflects the estimated portion of the purchase price of the Minot Acquisition allocated to goodwill.

 (d) Reflects the elimination of Minot assets not acquired by Northland and Minot liabilities not assumed by Northland

 (e) Reflects 136,986 shares of Northland Class A Stock to be issued at a price of $14.60 per share issued in the Minot Acquisition.

 (f) Reflects the sale of 2,688,070 shares of Class A Common Stock at an assumed price of $14.00 per share pursuant to the Company's June 30, 1998 Follow-on Public Offering of 5,000,000 shares of its Class A Common Stock.

 (g)     Reflects the reversal of depreciation expense recorded by Minot.

 (h)     Reflects the reversal of amortization expense recorded by Minot.

 (i) Reflects the deprecation expense of Minot assets based upon the change in valuation of property, plant and equipment. Such property, plant and equipment is being depreciated over a 14-year period.

 (j) Reflects the depreciation expense of Minot's Bridgeton freezer based upon the change in valuation of the freezer based on appraised values. The freezer is being depreciated over a 30-year period.

 (k) Reflects the amortization of goodwill from the Minot acquisition. Goodwill is being amortized over a 40-year period.

 (l) Reflects the elimination of Minot interest expense as the long-term debt of Minot was not assumed in the acquisition.

 (m) Reflects the income taxes on the pro forma adjustments and Minot pre-tax earnings.

     (c)  EXHIBITS.

     The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NORTHLAND CRANBERRIES, INC.



Date:  September 14, 1998                    By:  /s/ John A. Pazurek
                                                  ------------------------
                                                   John A. Pazurek
                                                   Vice President - Finance,
                                                   Treasurer, and
                                                   Chief Financial Officer

                             NORTHLAND CRANBERRIES, INC.

                             EXHIBIT INDEX TO FORM 8-K
                             Report Dated July 1, 1998

Exhibit
   No.                             Description
-------                            -----------
(2)            Asset Purchase Agreement, dated as of July 1, 1998, by and among Northland
               Cranberries, Inc., Minot Food Packers, Inc. and Michael A. Morello.*
               [Previously filed with this Current Report on Form 8-K]

(23)           Consent of BDO Seidman, LLP








__________________________
*The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.